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                                                                 Exhibit 10.42

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                                 LEASE AGREEMENT

IKON Capital       P.O. Box 9115 Macon, GA 31208-9115 800-800-1060

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Lease Agreement                    Lease Number 254623                     99.44

Thank you for choosing IKON! This lease agreement has been written in clear, easy to understand language. Please take time to review the terms. If you have any questions, please ask us. When we use "you" or "your", we are referring to you, our customer. When we use "IKON", we are referring to IKON Office
Solutions, one of the largest distributors of the office solutions in the world.
When we use "we", "us", and "our", we are referring to to IKON Capital, owned by IKON and created exclusively to support them. IKON is committed to providing you quality service!

CUSTOMER INFORMATION
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Customer Location

Full Legal Name     /s/ Magnum Digital Services
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Address             6601 Lyons Rd
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          Coconut
City      Creek          County    Broward        State  FL      Zip  33073
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Customer Billing Contact:  Bob McDowell

Customer Billing Address (if different)

Full Legal Name     Magnum Digital Services
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Address             6601 Lyons Rd
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          Coconut
City      Creek          County    Broward        State  FL      Zip  33073
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Phone: (954) 570-7877    Fax: (   )
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EQUIPMENT DESCRIPTION
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Quantity       Description, Make, Model & Serial Number     Quantity       Description, Make, Model & Serial Number
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
   1           Savin 55201 BVN1201UB920                         1          Printcontroller/BU2R0G
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   1           [ILLEGIBLE] Feeder/BVNF0112VROF                  1          Copy Memory/BU2M03
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   1           [ILLEGIBLE]/[ILLEGIBLE]                          1          [ILLEGIBLE]/F32M12
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   1           [ILLEGIBLE]/BU2C01                               1          JetDirectx/BC2I18
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

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PAYMENT SCHEDULE
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Minimum Lease Term:      Payment Due:        Monthly Payment             Advanced Payment: $381.60      Documentation Fee:
                                                                                           -------
                         Monthly ________    Without Sales, Use, and     (Tax Included by Check# 09184     $   --
     48                  Other___________    Property Tax                 |X| First Month's Lease Payment
                         Step                $ 360.00                     ___ Other _____________________
                         (See Addendum)__
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ADDITIONAL PROVISIONS:
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Sales Tax Exempt  |_| YES (Attach Exemption Certificate)
                  |_| NO

Customer Purchase Order #_____________ (Attach copy of PO)

TERMS AND CONDITIONS
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(1)   Lease Agreement: You agree to lease from us the Equipment listed above.
      THIS LEASE IS NON-CANCELABLE. You agree to all of the terms and conditions contained in this Lease. You agree this Lease is for the minimum lease term indicated above. You also agree that the Equipment will be used for business only, and not for personal, family or household purposes. Our acceptance of this Lease is indicated by our leasing manager's signature. (See reverse side for more terms and conditions.)

AUTHORIZED SIGNER
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            THE PERSON SIGNING THIS LEASE ON BEHALF OF THE CUSTOMER SPECIFICALLY
           REPRESENTS THEY HAVE THE AUTHORITY TO DO SO.

|X| /s/ Robert M. [ILLEGIBLE]

Date 11/21/97

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Printed Name

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Title

DELIVERY AND ACCEPTANCE
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You certify that all the Equipment described above has been delivered and is accepted. You acknowledge that such Equipment is in good condition and is performing satisfactorily.

|X| /s/ Robert M. [ILLEGIBLE]         Date

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Printed Name

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Title
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2.    Ownership of Equipment: We are the sole owner and title holder to the
      Equipment.

3. Taxes and Filing Costs: In addition to lease payments, you agree to pay all taxes, fees, and filing costs related to the use of the Equipment, even if billed after the end of the Lease. We will file property tax returns and bill you as soon as an invoice from the local jurisdiction is received. If we are required to pay property tax, you agree to reimburse us. If you are required to file and pay the taxes directly to the tax collector, we will notify you in advance in writing.

4. UCC Filing: You authorize us or IKON to sign any documents in connection with the Uniform Commercial Code filing on your behalf. You authorize us to insert the serial number(s) of the Equipment in this Lease (including any schedules) and in any filings.

5. Agency: You agree that neither IKON nor any of its employees are our agents.

6. Liability and Insurance: You are responsible for any losses or injury caused by the Equipment. You promise to keep the Equipment fully insured against loss until the Lease is paid in full and maintain insurance that protects us from liability for any damage or injury caused by the Equipment or its use. You promise to provide us evidence of the insurance, showing us as the loss payee and additional insured, upon request. If you fail to provide such evidence, you authorize us to obtain coverage on your behalf. We may file claims and endorse insurance checks on your behalf. You must continue to make payments until the Lease is paid off by the insurance proceeds.

7. Indemnity: We are not responsible for any losses or injuries caused by the installation or use of the Equipment. You agree to reimburse us for and defend us against any claims, for losses or injuries caused by the Equipment, unless due to our gross negligence or willful misconduct.

8. Warranties: We pass to you, without recourse, the benefits of all warranties made by IKON or the manufacturer to us as equipment owner. YOU ARE LEASING THE EQUIPMENT FROM US "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE. You agree we are not responsible for repairs, service or defects.

9. Renewal: After the minimum term or any extension, this Lease will renew on a month-to-month basis unless you notify us in writing at least 30 days prior to the expiration of the new minimum term or extension. You must pay any additional lease payments due until the Equipment is received in good working order by IKON or its agents. So long as replacement equipment is selected from IKON, shipping charges within the territory of the IKON supplier from which you have selected the replacement equipment will be borne by that IKON supplier.

10. Other Rights: You agree that our delay, or failure to exercise any rights, does not prevent us from exercising them at a later time. If any part of this Lease is found to be invalid, then it shall not invalidate any of the other parts and the Lease shall be modified to the minimum extent as permitted by law.

11. Entire Agreement: This Lease represents the entire agrement between us and you. Neither of us will be bound by any amendment, waiver, or other chane unless agreed to in writing and signed by both parties. Except for identifying the goods, services, or software ordered, the price(s), and the quantity(ies), the terms and conditions of the purchase order, or other ordering documents you will not modify or effect this Lease, or have any other legal effect whether issued or signed before, on, or after the date of this Lease.

12. Lease Payments: Payments will begin on the agreement date or delivery date, whichever is later. You agree to pay us the lease payment when due, and if any payment is more than ten days late you agree to pay a fee of 5% or $5 (whichever is greater) on the overdue amount. You also agree to pay $25 for each check that the bank returns for insufficient funds or any other reason. You agree to pay a one time documentation fee, if any, as it appears on the front of this Lease.

13. Maintenance and Care of Our Equipment: You agree to install, use and maintain the Equipment in accordance with IKON specifications and use only those supplies approved by IKON which meet manufacturer specifications.

14. Location of Equipment: You will keep the Equipment at the location specified in this Lease. You must obtain our written permission, which will not be unreasonably withheld to move the Equipment. With reasonable notice, you will allow us or our agents to inspect the Equipment.

15. Assignment: YOU HAVE NO RIGHT TO SELL, TRANSFER, ENCUMBER, SUBLET OR ASSIGN THE EQUIPMENT OR THIS LEASE.

16. Default: If you do not pay any amount due when it is due, you are in default. If you default, we can demand that you pay the remaining balance of the Lease and return the Equipment to us at your expense. We may repossess the Equipment. You waive any rights you may have to notice before we seize any of the Equipment and waive any requirement that we post a bond in connection with any such seizure or repossession. In addition, if you break any promise in the Agreement we can use any remedies available to us under the Uniform Commercial Code or any other applicable law. You promise to pay reasonable attorney fees and any cost associated with any action to enforce this Lease. This action will not void your responsibility to maintain and care for the Equipment, nor will IKON be liable for any action taken on our behalf.

17. Business Agreement and Choice of Law: YOU AGREE THAT THIS AGREEMENT WILL BE GOVERNED UNDER THE APPLICABLE LAW FOR THE STATE IN WHICH WE HAVE OUR HOME OFFICE. YOU ALSO AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF OUR HOME OFFICE OR THE COURTS OF THE STATE WHERE THE IKON SUPPLIER IS LOCATED TO RESOLVE ANY ACTION UNDER THIS LEASE. WE BOTH WAIVE THE RIGHT TO A TRIAL BY JURY IN THE EVENT OF A LAWSUIT.

/s/ [ILLEGIBLE]     12/30/97

ACCEPTED BY IKON CAPITAL LEASING MANAGER
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X                              Date
     /s/ Karen H. Malone                Dec 31 1997